First Merchants Corporation

INVESTIndiana
Equity Conference

September 9, 2010

Michael C. Rechin
President
and Chief Executive Officer
 Mark K. Hardwick
Executive Vice President
and Chief Financial Officer

Forward-Looking Statement

The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement.

Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements.

▪ First Merchants Corporation (NASDAQ: FRME), celebrating
 its 117th anniversary, is the largest financial services
 holding company headquartered in Central Indiana
▪ FMC (holding company) organized in 1982
▪ Founding bank proudly serving Indiana since 1893
▪ Total assets at 6/30/10 of $4.2 billion
▪ First Merchants Corporation operates 80 locations in 24
 Indiana counties and 3 Ohio counties
FIRST MERCHANTS’ STORY

Vision
A financial services company focused on
 building deep, lifelong client relationships
 and providing maximum shareholder
 value. We provide an environment where
 customers can bank with their neighbors,
 realizing that our business begins and
 ends with people.

Mission
To deliver superior personalized solutions
to consumer and closely held commercial
clients in diverse community markets by
providing sound advice and products that
exceed customer expectations.

Executive Management Team
MICHAEL C. RECHIN
President and CEO
 Prior to joining FMC in 2005, Mike
was Executive Vice President of
Corporate Banking for National City
Bank, managing its Indiana operations.
During his tenure with National City,
Mike had responsibility for all
commercial banking activities.
 Mike is a graduate of Miami
University of Ohio with a Bachelors
degree in English and an MBA in
finance.

Executive Management Team
MARK K. HARDWICK
Executive Vice President
and CFO
 Prior to joining FMC in 1997, Mark was
a senior accountant with BKD, LLP.
  Mark is a graduate of Ball State
 University with a Bachelors degree in
 Accounting and an MBA and also is a
 Certified Public Accountant.

MICHAEL J. STEWART
Executive Vice President and
Chief Banking Officer
  Previous to joining FMC in 2008,
 Mike spent 18 years with National City
 Bank, most recently as Executive Vice
 President of the Corporate Banking and
 Sales Manager for the Regional Large
 Corporate Group.
  A graduate of Millikin University, with
 a Bachelors degree in Finance and an
 MBA.
Executive Management Team

Total Loans
▪ Muncie - $1,011M
▪ Indianapolis - $999M
▪ Lafayette - $560M
▪ Columbus - $493M

First Merchants Headquarters
Muncie, Indiana
First Merchants
Indianapolis, Indiana

“Strength of Big, Service of Small”
FIRST MERCHANTS’ STRATEGY
We specialize in our communities.
Deliver superior service with presence close to the customer for. . .
 ▪ Retail Banking
 ▪ Mortgage Banking
 ▪ Small Business Banking
 ▪ Commercial Banking
 ❑ Middle Market
 ❑ Agriculture
 ❑ Healthcare Services
 ❑ Real Estate
 ❑ Cash Management Services
 ▪ Trust Services (Fiduciary, Custody)
 ▪ Insurance Products

FIRST MERCHANTS’ CURRENT PLAN
▪ Protect and Strengthen the Franchise
 ▪ Short-Term - 1 to 2 years:
 ❑ Capital Preservation Plan
 ❑ Cultural and Process Initiatives
 ❑ Low-Capital Intensive Infrastructure Projects
▪ Growth and Top-Tier Performance
 ▪ Long-Term - 3 to 5 Years:
 ❑ Internal Growth -
 • Build out the franchise in designated growth markets
 • Build on community-based model in established markets
 ❑ External Growth - Acquisitions

FIRST MERCHANTS’ CURRENT PLAN
▪ Navigate the current environment
▪ Service-driven alternative to super-regional bank
 competitors
▪ Sustain and deploy low-cost deposit shares
▪ Build out growth markets of Indianapolis,
 Indiana, and Columbus, Ohio
▪ Gain the efficiencies of a single charter banking
 company (combinations effective September
 2009)

TACTICAL ACTION PLAN AND
BUSINESS STRATEGY
▪ Credit Cycle Challenge
 ▪ NPA Management
 ▪ Accelerate workout process to maximize resolutions
 ▪ Loan resolution and OREO liquidations managed
 centrally
▪ Capital Mix Challenge
 ▪ Registered direct placement: 4.2MM shares raised
 $24.5MM, March 2010
 ▪ CPP Preferred to Trust Preferred Exchange created
 $10M gain in 2nd quarter
 ▪ Total risk-based capital 14.72% vs. TCE 5.88%

	Established Markets	High-Growth Markets
Client Demographics	▪ Aging ▪ Middle-income and lower ▪ Basic product orientation	▪ Middle-income and higher ▪ Greater propensity towards investment, wealth management, and insurance needs ▪ Diversified employment base, including strong service sector
Client Focus	▪ Long-term consumer clients ▪ Serves business clients ▪ Retail convenience	▪ Small business and middle-market client orientation ▪ Commercial and Industrial services ▪ Retail banking centers support the development of broad relationships
Deposit Market Share	▪ Enjoy top deposit market share in served counties ▪ Low-cost core deposit providers ▪ Usually >25% share	▪ Retail build out in progress ▪ Usually <10% share
MARKET SEGMENTATION

INDIANAPOLIS / COLUMBUS STRATEGY
 ▪ Organic growth opportunities with improved
 segment penetration and branding
 ▪ Deployment of rural deposit base into growth
 markets creates optimal margin structure
 ▪ Creates franchise value
 ▪ Continuously assess operating efficiencies

▪ Population 2008: 1,915,664*
▪ Population 2013 Projection:
 2,023,886*
▪ 12th largest city in the U.S.
▪ 29th largest metropolitan area in the
 U.S. Indianapolis
▪ Between 1990-2000 Indianapolis-
 Carmel metro grew at a faster pace
 (11.1% growth) than Indiana (4.4%
 growth) and the U.S. (7.2% growth)
*U.S. Census Bureau and Applied Geographic Solutions
**U.S. Depart. of Commerce, Census of Manufacturers, 2006 Ewing
Marion Kauffman Foundation, 2007 New Economy
***INcontext May 2008
INDIANAPOLIS

▪ Population 2008: 1,773,120
▪ Population 2015 Projection:
 1,911,154
▪ 16th largest city in the U.S.
▪ 32nd largest metropolitan area
*24-7 PressRelease
▪ Columbus economy expected to resume economic
 growth in 2010*
COLUMBUS

County	Region	Market Position	Market %	$$ Deposits
Delaware County, IN	Muncie	1	46.39%	$752,341
Jasper County, IN	Lafayette	1	29.11%	159,603
Jay County, IN	Muncie	1	43.50%	112,573
Union County, IN	Muncie	1	63.41%	58,953
White County, IN	Lafayette	1	34.15%	147,166
Adams County, IN	Muncie	2	23.21%	212,911
Clinton County, IN	Lafayette	2	18.87%	80,522
Hendricks County, IN	Indianapolis	2	13.39%	236,400
Tippecanoe County, IN	Lafayette	2	21.30%	438,258
Wabash County, IN	Muncie	2	20.93%	75,875
Brown County, IN	Indianapolis	3	23.62%	25,752
Madison County, IN	Indianapolis	3	17.12%	265,592
Randolph County, IN	Muncie	3	19.95%	85,109
Carroll County, IN	Lafayette	4	14.46%	37,186
Fayette County, IN	Muncie	4	11.13%	32,803
Montgomery County, IN	Lafayette	4	10.85%	63,837
Henry County, IN	Muncie	5	11.04%	69,603
Johnson County, IN	Indianapolis	5	10.16%	160,405
Miami County, IN	Muncie	5	7.30%	29,507
Morgan County, IN	Indianapolis	5	7.40%	58,073
Sub Total $3,102,469
FMC Total $3,724,111
FDIC Data June 30, 2009
Key FMC Deposit Market Shares
$000’s

2nd Quarter 2010 Highlights
▪ Second quarter earnings of $.35 per common share
▪ Successful exchange of CPP Preferred Stock to Trust
 Preferred Securities contributing to a Tangible Common
 Equity Ratio of 5.88%
▪ Quarterly normalized pre-tax, pre-provision earnings
 remains strong at $16.8M
▪ Quarterly operating expense levels declined by $3.8M
 from last year to $34.3M
▪ Loan loss reserve ample for projected future losses at
 2.84% of total loans

    2008  2009 Q1-’10 Q2-’10
1. Investments  $ 482 $ 563 $ 639 $ 646
2. Loans 3,722 3,278 3,138  3,059
3. Allowance (50) (92) (89) (87)
4. CD&I & Goodwill  166 159 158 156
5. BOLI 93  95 95 96
6. Other 371 478 435 313
7. Total Assets $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL ASSETS

    2008  2009 Q1-’10  Q2-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $2,000 $1,976
2. Customer Time Deposits 1,384 1,220 1,167 1,090
3. Brokered Deposits 477 275 231 195
4. Borrowings 507 339 320 292
5. Other Liabilities  51  30 58 31
6. Hybrid Capital 111 111 111 142
7. Preferred Stock (CPP) -  112 113 68
8. Common Equity  396 352 376 389
9. Total Liabilities and Capital $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

  2008  2009  Q1-’10 Q2-’10
1. Net Interest Income-FTE  $133.1 $159.1 $37.8 $37.7
2. Non Interest Income1 38.5 46.5 11.7 11.0
3. Non Interest Expense2  106.0 134.7 31.0 31.9
4. Pre-Tax Pre-Provision Earnings $ 65.6 $ 70.9 $18.5 $16.8
5. Provision (28.2) (122.2) (13.9) (15.0)
6. Adjustments (5.0) (12.1) (2.3) (2.6)
7. Taxes - FTE (11.8) 22.7 (0.7) 0.4
8. Gain on Exchange of Preferred Stock
 for Trust Preferred Debt - - - 10.1
9. CPP Dividend  -  (5.0) (1.5) (1.4)
10. Net Income Avail. for Common Stockholders     $20.6 ($45.7) $.1 $ 8.3
11. EPS $1.14 ($2.17) $.01 $ .35
1Adjusted for Bond Gains & Losses and one-time mortgage sale
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
EARNINGS

    2008  2009 Q1-’10 Q2-’10
1. Investments  $ 482 $ 563 $ 639 $ 646
2. Loans 3,722 3,278 3,138  3,059
3. Allowance (50) (92) (89) (87)
4. CD&I & Goodwill  166 159 158 156
5. BOLI 93  95 95 96
6. Other 371 478 435 313
7. Total Assets $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL ASSETS

($ in Millions)
CREDIT POLICY AND PORTFOLIO METRICS
▪ Legal Lending Limit =    $63.8
▪ House Lending Limit  =    $20.0
▪ Largest 25 Relationship
 Commitments Average =    $11.6
▪ Shared National Credit
 Commitments =    $76.7
▪ Shared National Credit
 Outstandings =    $50.5

Loan Composition (as of 6/30/10)
YTD Yield = 5.71%
Total = $3.1B
LOAN AND CREDIT DETAIL

Commercial Loan Concentration
(as of 6/30/2010)
*Other=Mining, Public Administration, Information Technology, Transportation and Warehousing,
Finance & Insurance, Hotel Services, Wholesale Trade and Other Services
Total = $2.1B
LOAN AND CREDIT DETAIL

Non-Accrual Loans (as of 6/30/10)
LOAN AND CREDIT DETAIL

($ in millions)
LOAN DELINQUENCY TRENDS

($ in millions)
OTHER REAL ESTATE OWNED

($ in millions)
TOTAL NON-PERFORMING ASSETS

ALLOWANCE COVERAGE TO NON-ACCRUAL LOANS

LOAN AND CREDIT DETAIL
*Annualized
YTD Charge-Off Composition (as of 6/30/10)

    2008  2009 Q1-’10 Q2-’10
1. Investments  $ 482 $ 563 $ 639 $ 646
2. Loans 3,722 3,278 3,138  3,059
3. Allowance (50) (92) (89) (87)
4. CD&I & Goodwill  166 159 158 156
5. BOLI 93  95 95 96
6. Other 371 478 435 313
7. Total Assets $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL ASSETS

INVESTMENT PORTFOLIO
(as of 6/30/10)
▪ $646 Million Balance
▪ Average duration - 3.9 years
▪ Tax equivalent yield of 4.51%
▪ No private label MBS exposure
▪ Trust Preferred Pools with book balance of
 $6.3 million and a market value of $1.4
 million
▪ Net unrealized gain of the entire portfolio
 totals $19.4 million

    2008  2009 Q1-’10  Q2-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $2,000 $1,976
2. Customer Time Deposits 1,384 1,220 1,167 1,090
3. Brokered Deposits 477 275 231 195
4. Borrowings 507 339 320 292
5. Other Liabilities  51  30 58 31
6. Hybrid Capital 111 111 111 142
7. Preferred Stock (CPP) -  112 113 68
8. Common Equity  396 352 376 389
9. Total Liabilities and Capital $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

YTD Yield = 1.55%
Total = $3.3B
DEPOSITS (as of 6/30/10)

    2008  2009 Q1-’10  Q2-’10
1. Customer Non-Maturity
  Deposits  $1,858 $2,042 $2,000 $1,976
2. Customer Time Deposits 1,384 1,220 1,167 1,090
3. Brokered Deposits 477 275 231 195
4. Borrowings 507 339 320 292
5. Other Liabilities  51  30 58 31
6. Hybrid Capital 111 111 111 142
7. Preferred Stock (CPP) -  112 113 68
8. Common Equity  396 352 376 389
9. Total Liabilities and Capital $4,784  $4,481 $4,376 $4,183
($ in Millions)
TOTAL LIABILITIES AND CAPITAL

   2008  2009 Q1-’10  Q2-’10
1. Total Risk-Based
  Capital Ratio  10.24% 13.04%  14.44% 14.72%
2. Tier 1 Risk-Based
  Capital Ratio  7.71% 10.32% 11.65% 11.88%
3. Leverage Ratio 8.16% 8.20% 9.13% 9.21%
4. TCE/TCA  5.01% 4.54% 5.27% 5.88%
CAPITAL RATIOS

$3,463
$4,245
$3,956
$3,869
― Net Interest Margin
3.82%
3.90%
3.84%
3.74%
NET INTEREST MARGIN

    2008  2009 Q1-’10  Q2-’10
1. Service Charges on Deposit
  Accounts  $13.0 $15.1 $ 3.3 $ 3.5
2. Trust Fees  8.0 7.4 2.1 2.0
3. Insurance Commission Income 5.8 6.4 2.0 1.5
4. Cash Surrender Value of Life Ins  (0.3)  1.6 0.5 0.5
5. Gains on Sales Mortgage Loans  2.5  6.8 1.1 1.2
6. Securities Gains/Losses (2.1) 4.4 1.3 (0.1)
7. Other  9.5 9.5 2.7 2.3
8. Total $36.4 $51.2 $13.0 $10.9
9. Adjusted Non-Interest Income1 $38.5 $46.5 $11.7 $11.0
1Adjusted for Bond Gains & Losses and one-time mortgage sale
($ in Millions)
NON-INTEREST INCOME

NON-INTEREST EXPENSE
   2008  2009 Q1-’10  Q2-’10
1. Salary & Benefits $63.0  $76.3 $17.6 $17.9
2. Premises & Equipment 14.4  17.9 4.7 3.9
3. Core Deposit Intangible  3.2  5.1 1.2 1.2
4. Professional Services 2.6 4.4 1.5 1.3
5. OREO/Credit-Related Expense  2.8 9.8 2.7 1.5
6. FDIC Expense 1.7 10.4 1.7 2.3
7. FHLB Prepayment Penalties - 1.9 - -
8. Outside Data Processing 4.1 6.2 1.3 1.3
9. Marketing 2.3 2.1 0.4 0.5
10. Other 14.7 17.5 3.6 4.4
11. Total $108.8  $151.6 $34.7 $34.3
12. Adjust Non-Interest Expense2 $106.0 $134.7 $31.0 $31.9
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)

CREDIT COSTS OVER TIME

  2008  2009  Q1-’10 Q2-’10
1. Net Interest Income-FTE  $133.1 $159.1 $37.8 $37.7
2. Non Interest Income1 38.5 46.5 11.7 11.0
3. Non Interest Expense2  106.0 134.7 31.0 31.9
4. Pre-Tax Pre-Provision Earnings $ 65.6 $ 70.9 $18.5 $16.8
5. Provision (28.2) (122.2) (13.9) (15.0)
6. Adjustments (5.0) (12.1) (2.3) (2.6)
7. Taxes - FTE (11.8) 22.7 (0.7) 0.4
8. Gain on Exchange of Preferred Stock
 for Trust Preferred Debt - - - 10.1
9. CPP Dividend  -  (5.0) (1.5) (1.4)
10. Net Income Avail. for Common Stockholders $20.6 ($45.7) $.1 $ 8.3
11. EPS $1.14 ($2.17) $.01 $ .35
1Adjusted for Bond Gains & Losses and one-time mortgage sale
2Adjusted for the FDIC Special Assessment, FHLB Prepayment Penalties & OREO
 Expense & Credit-Related Professional Services
($ in Millions)
EARNINGS

VALUATION ATTRIBUTES
▪ Well Capitalized, Well Positioned, Well Reserved
▪ 3rd largest Indiana bank with energized &
 experienced management team
▪ Attractive long-term deposit market shares
▪ Indianapolis momentum
▪ State-of-the-industry technology with scalable
 operations platform
▪ $16.8M Pre-Tax Pre-Provision Quarterly Run Rate
▪ Average daily share volume of 95,000
▪ Currently trading at 85% of tangible book value

RESEARCH COVERAGE
▪ FIG Partners
▪ Howe Barnes Hoefer & Arnett
▪ Macquarie Capital (USA), Inc.
▪ Sandler O'Neill + Partners, L.P.

Contact Information
First Merchants Corporation common stock is
traded on the NASDAQ Global Select Market
under the symbol FRME.
Additional information can be found at
www.firstmerchants.com
Investor inquiries:
David L. Ortega
Investor Relations
Telephone: 765.378.8937
dortega@firstmerchants.com